Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of May 13, 2005 is entered into among SEQUA RECEIVABLES CORP., a New York corporation (the “Seller”), SEQUA CORPORATION, a Delaware corporation (the “Servicer”), LIBERTY STREET FUNDING CORP., a Delaware corporation (“Liberty Street”), as a CP Conduit Purchaser, MARKET STREET FUNDING CORPORATION, a Delaware corporation (“Market Street”), as a CP Conduit Purchaser, PNC BANK, NATIONAL ASSOCIATION (“PNC Bank”), as Funding Agent for Market Street and as Committed Purchaser for Market Street, and THE BANK OF NOVA SCOTIA (“BNS”), a Canadian chartered bank acting through its New York Agency, as Funding Agent for Liberty Street, as Committed Purchaser for Liberty Street and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

R EC I T A L S

The parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of April 30, 2004, as amended, supplemented or otherwise modified through the date hereof (the “Agreement”).

Market Street and PNC Bank (collectively, the “Exiting Parties”) wish to cease to be parties to the Agreement.

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

Amendments to Agreement.  The Agreement is hereby amended as follows:

(a)        The amount specified as the “Commitment” amount for The Bank of Nova Scotia, as set forth on its signature page to the Agreement, is hereby amended and restated in its entirety as the amount set forth beneath its signature hereto.

(b)        The definition of “Commitment Expiry Date” as set forth in Exhibit I to the Agreement is hereby amended by deleting the date “May 13, 2005” therein and substituting the date “May 12, 2006” therefor.

Exiting Parties.  Each of the parties hereto acknowledges and agrees that upon the effectiveness of this Amendment, Market Street shall cease to be a CP Conduit Purchaser and PNC Bank shall cease to be a Funding Agent and Committed Purchaser for Market Street under the Agreement.  Each of the Exiting Parties shall have no further rights or obligations under the Agreement or any other Transaction Documents (other than any rights or obligations that specifically survive termination of the Agreement or any other Transaction Documents, pursuant to its terms and that are the result of actions or otherwise that occurred prior to the date hereof).

Notwithstanding anything in the Agreement to the contrary, each of the parties hereto hereby agrees that solely in connection with the purchase request made on or about the date hereof, the Seller may (i) make such request of Liberty Street, as CP Conduit Purchaser, or BNS, as Committed Purchaser, on a non pro-rata basis and (ii) use a portion of the proceeds thereof equal to $2,970,000 to pay in full the aggregate outstanding Capital and Discount of PNC Bank and Market Street in order to give effect to the exit of each of PNC Bank and Market Street as parties to the Agreement and the other Transaction Documents on the date hereof, as contemplated herein; provided, however, that all of the other conditions precedent set forth herein and in the Transaction Documents (including the conditions relating to each purchase thereunder) shall be satisfied prior to and after giving effect to such use of proceeds.

Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to each CP Conduit Purchaser (including Market Street), each Committed Purchaser (including PNC Bank), each Funding Agent (including PNC Bank) and the Collateral Agent as follows:

Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

Effectiveness.  This Amendment shall become effective as of the date hereof upon :

receipt by the Collateral Agent ofcounterparts of this Amendment and that certain Amended and Restated Fee Letter, dated as of the date hereof, among the Seller, the Servicer, Liberty Street and BNS (whether by facsimile or otherwise) executed by each of the parties hereto and thereto, each in form and substance satisfactory to the Collateral Agent;

receipt by each of the Exiting Parties from the Seller of all fees and other amounts owed to such Person pursuant to the Agreement and the other Transaction Documents as such amounts are set forth on Schedule I hereto; and

receipt by the Collateral Agent ofsuch other documents and instruments as the Collateral Agent may request.

6.         Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Amended and Restated Receivables Purchase Agreement”, “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

7.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

9.         Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                                            SEQUA RECEIVABLES CORP.

                                                            By:  /s/ James P. Langelotti

                                                            Name:  James P. Langelotti

                                                            Title:  Vice President and Treasurer

                                                            SEQUA CORPORATION

                                                            By:  /s/ Kenneth A. Drucker

                                                            Name:  Kenneth A. Drucker

                                                            Title:  Vice President and Treasurer

                                                            LIBERTY STREET FUNDING CORP.,

                                                            as a CP Conduit Purchaser

                                                            By:  /s/ Bernard J. Angelo

                                                            Name:  Bernard J. Angelo

                                                            Title:  Vice President

                                                            THE BANK OF NOVA SCOTIA,

                                                            as Funding Agent for Liberty Street and as

                                                            Committed Purchaser for Liberty Street

                                                            By:  /s/ J. Alan Edwards

                                                            Name:  J. Alan Edwards

                                                            Title:  Managing Director

                                                            Commitment:  $75,000,000.00

                                                            THE BANK OF NOVA SCOTIA,

                                                            as Collateral Agent

                                                            By:  /s/ J. Alan Edwards

                                                            Name:  J. Alan Edwards

                                                            Title:  Managing Director

                                                            ACKNOWLEDGED AND AGREED:

                                                            MARKET STREET FUNDING CORPORATION,

                                                            as a CP Conduit Purchaser

                                                            By:  /s/ Doris J. Hearn

                                                            Name:  Doris J. Hearn

                                                            Title:  Vice President

                                                            PNC BANK, NATIONAL ASSOCIATION,

                                                            as Funding Agent for Market Street and as

                                                            Committed Purchaser for Market Street

                                                            By:  /s/ John T. Smathers

                                                            Name:  John T. Smathers

                                                            Title:  Vice President

SCHEDULE I

PERSON                                                                     AMOUNT

Market Street Funding Corporation and

PNC Bank, National Association                                  $2,978,894.60